Third Quarter 2023 Earnings Call

This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) Renasant’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) Renasant’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xiii) general economic, market or business conditions, including the impact of inflation; (xiv) changes in demand for loan products and financial services; (xv) concentration of deposit and credit exposure; (xvi) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xviii) civil unrest, natural disasters, epidemics (including the re-emergence of the COVID-19 pandemic) and other catastrophic events in our geographic area; (xix) the impact, extent and timing of technological changes; and (xx) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws. 2 Forward-Looking Statements

3 Overview Snapshot Note: As of September 30, 2023 *Republic Business Credit operates on a nationwide basis. Locations in California, Illinois and Texas are not shown. Assets: $17.2 billion Loans: 12.2 Deposits: 14.2 Equity: 2.2 Footprint Loans and Deposits by State MS 18% AL 29% FL 7% Other 1% GA 30% TN 15% Loans MS 39% AL 14% FL 3% GA 31% TN 13% Deposits

4 Third Quarter Highlights • Net income of $41.8 million with diluted EPS of $0.74 • Net interest margin decreased 9 basis points to 3.36% on a linked quarter basis • Loans increased $237.5 million, or 7.9% annualized • Deposits increased $61.7 million; brokered deposits decreased $323 million • Cost of total deposits increased 48 basis points to 1.98%; noninterest-bearing deposits represented 26.4% of total deposits • The ratio of allowance for credit losses on loans to total loans was stable at 1.63% • Nonperforming loans represented 0.58% of total loans, a decrease of 19 basis points on a linked quarter basis; annualized net loan charge-offs were 0.06% of average loans

Balance Sheet

RENASANT CORPORATION | Understanding You.

Assets



$16,471
$16,988
$17,474
$17,224
$17,182
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023

Loans



$11,105
$11,578
$11,766
$11,931
$12,168
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023

Deposits



$13,432
$13,487
$13,912
$14,095
$14,157
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023

Equity



$2,092
$2,136
$2,187
$2,209
$2,233
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023

Note: Dollars in millions

5

6 Core Deposit Funding 26% 47% 7% 15% 5% Noninterest-bearing Interest-bearing* Savings Time Brokered • Average deposit account is $29 thousand; commercial and consumer deposit accounts, excluding time deposit accounts, averaged approximately $75 thousand and $13 thousand, respectively • Top 20 depositors, excluding public funds, comprise 4% of total deposits Diversification Note: As of September 30, 2023 *Includes money market Consumer 45% Commercial 35% Brokered 6% Public Funds 14% CommercialCustomer Construction 15% Professional Services 10% Real Estate 15% Financial 9% Manufacturing 8% Trade 12% Health Care 5% Other Services 17% Other 9% Granularity

7 Strong Liquidity 83% 86% 85% 85% 86% $1 $1 $1 $1 $1 $1 $1 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Loans to Deposits 20.7% 20.2% 20.9% 18.4% 16.9% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Cash and Securities to Total Assets Average Interest Earning Asset Mix (3Q 2023) 78% 1% 16% 5% Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances with Banks

8 Capital • $100 million stock repurchase program is in effect through October 2024; there was no buyback activity in the third quarter of 2023 • Consistent dividend payment history, including through the 2008 financial crisis • Unrealized losses on the HTM portfolio would have a negative impact of 70 basis points on the TCE ratio at September 30, 2023 • Unrealized losses on both HTM and AFS would have a negative impact of 206 basis points on CET1 and the Company would remain above well-capitalized thresholds at September 30, 2023 Highlights * Tangible Common Equity and Tangible Book Value are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 10.64% 10.21% 10.19% 10.30% 10.46% 15.15% 14.63% 14.68% 14.76% 14.91% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 CET1 / TRBC Common equity tier 1 capital ratio Total risk-based capital ratio 37.39 38.18 39.01 39.35 39.78 20.12 20.02 20.92 21.30 21.76 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Book Value / TBV Book Value Tangible Book Value (non-GAAP)* 12.70% 12.57% 12.52% 12.82% 13.00% 7.26% 7.01% 7.13% 7.37% 7.55% $0 $0 $0 $0 $0 $0 $0 $0 $0 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Equity to Assets / Tangible Common Equity Ratio Shareholders' equity to assets Tangible common equity ratio (non-GAAP)*

9 Asset Quality 2.37% 2.47% 2.44% 2.32% 2.27% 2.00% 2.25% 2.50% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Criticized Loans/Total Loans 0.24% 0.51% 0.43% 0.10% 0.11% 0.0% 0.5% 1.0% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Loans 30-89 Days Past Due/ Total Loans 0.35% 0.35% 0.46% 0.56% 0.46% 0.0% 0.5% 1.0% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 NPAs/Total Assets 0.06% 0.09% 0.16% 0.13% 0.06% 0.0% 0.5% 1.0% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Net Charge-offs / Average Loans 1.57% 1.66% 1.66% 1.63% 1.63% 0.0% 1.0% 2.0% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Allowance/Total Loans 312% 338% 259% 212% 282% 0% 200% 400% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Allowance/Nonperforming Loans

10 Profitability Note: Dollars in millions except per share amounts. *Adjusted Diluted EPS, Adjusted Net Income, Adjusted Net Interest Income (FTE), PPNR and Adjusted PPNR are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. $.83 $.82 $.82 $.51 $.74$.79 $.89 $.82 $.83 $.74 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Diluted EPS / Adjusted Diluted EPS (non-GAAP)* Diluted EPS (GAAP) Adjusted Diluted EPS (non-GAAP)* $46.6 $46.3 $46.1 $28.6 $41.8 $44.2 $50.3 $46.1 $46.7 $41.8 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Net Income / Adjusted Net Income (non-GAAP)* Net Income Adjusted Net Income (non-GAAP)* $132.4 $140.6 $138.5 $133.1 $130.1$131.0 $139.8 $137.3 $131.8 $129.7 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Net Interest Income (FTE) / Adjusted Net Interest Income (FTE) (non-GAAP)* Net interest income (FTE) Adjusted net interest income (FTE) (non-GAAP)* $69.9 $69.8 $63.9 $37.3 $57.2 $67.0 $72.2 $63.9 $59.7 $57.2 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 PPNR (non-GAAP)* / Adjusted PPNR (non-GAAP)* PPNR (non-GAAP)* Adjusted PPNR (non-GAAP)*

11 Profitability Ratios *Adjusted ROAA, Adjusted ROTCE, Pre-Provision Net Revenue/Average Assets, Adjusted Pre-Provision Net Revenue/Average Assets and Adjusted Efficiency Ratio are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 8.50% 8.58% 8.55% 5.18% 7.44% 14.87% 17.35% 16.29% 15.94% 13.95% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 ROE / Adjusted ROTCE ROE (GAAP) ROTCE (Adjusted) (non-GAAP)* 1.11% 1.11% 1.09% 0.66% 0.96% 1.05% 1.20% 1.09% 1.08% 0.96% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 ROAA / Adjusted ROAA ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* 59% 58% 61% 73% 64% 59% 56% 61% 63% 64% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Efficiency Ratio / Adjusted Efficiency Ratio Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* 1.67% 1.67% 1.51% 0.86% 1.32% 1.60% 1.73% 1.51% 1.38% 1.32% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 PPNR / Adjusted PPNR Ratios PPNR/Average Assets (non-GAAP)* Adjusted PPNR/Average Assets (non-GAAP)*

12 Net Interest Margin (FTE), Loan Yield and Cost of Deposits 3.54% 3.78% 3.66% 3.45% 3.36%3.50% 3.76% 3.63% 3.43% 3.35% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Net Interest Margin (FTE) / Adjusted Net Interest Margin (FTE)(non-GAAP)* Net Interest Margin Adjusted Net Interest Margin (FTE)(non-GAAP)* 4.57% 5.19% 5.68% 5.93% 6.06% 4.52% 5.16% 5.64% 5.89% 6.04% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Loan Yield / Adjusted Loan Yield (non-GAAP)* Loan yield Adjusted Loan Yield (non-GAAP)* *Adjusted Net Interest Margin (FTE) and Adjusted Loan Yield are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 0.21% 0.52% 0.99% 1.50% 1.98% 0.33% 0.81% 1.47% 2.13% 2.70% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Cost of Deposits Total cost of deposits Cost of total interest-bearing deposits

13 Noninterest Income / Total Revenue Service Charges 25% Fees and Commissions 11% Insurance 8% Wealth Management 16% Mortgage Banking 20% Other 20% Noninterest Income Mix - 3Q 2023 • Noninterest income increased $21.0 million in the third quarter. The Company recognized losses of $22.4 million on securities sales in the second quarter of 2023 with no such losses in the third quarter. $41.2 $33.4 $37.3 $17.2 $38.2 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Noninterest Income 87% 4% 7% 2% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance Note: Dollars in millions (1) Total revenue is calculated as net interest income plus noninterest income.

14 Noninterest Expense Salaries and employee benefits 64% Data processing 4% Net occupancy and equipment 11% Professional fees 3% Other 18% Mix - 3Q 2023($ in thousands) 2Q23 3Q23 Change Salaries and employee benefits 70,637$ 69,458$ (1,179)$ Data processing 3,684 3,907 223 Net occupancy and equipment 11,865 11,548 (317) Professional fees 4,012 3,338 (674) Other 18,967 19,418 451 Total 109,165$ 107,669$ (1,496)$ • Noninterest expense decreased $1.5 million during the third quarter of 2023. Lower salaries and benefits and professional fees contributed to the decrease in noninterest expense. $101.6 $101.6 $107.7 $109.2 $107.7 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023

Appendix

16 Available Liquidity and Uninsured Deposits Note: As of September 30, 2023; dollars in billions (1) Approximately $285 million of the unencumbered securities are placed at the Fed (2) Includes untapped brokered CDs (per internal policy guidelines) and unsecured lines of credit $7.7 $4.2 Available sources Uninsured and uncollateralized deposits Uninsured Deposits Uninsured to Total Deposits Uncollateralized 4.2$ 29.6% Collateralized public funds 1.5 10.6% Total 5.7$ 40.2% Internal Sources Cash and cash equivalents 0.7$ Unencumbered securities(1) 1.1 External Sources FHLB borrowing capacity 3.1 Federal Reserve Discount Window 0.6 Other(2) 2.2 Total 7.7$ Liquidity Sources

17 Securities Composition Agency MBS 33% Agency CMO 38% Agency CMBS 10% Municipal 14% SBA 3% Other 2% • Represents 13.7% of total assets • Duration of 5.0 years • 53% of portfolio HTM o 10% of HTM are CRA investments o 23% of HTM are Municipals • Unrealized losses in AOCI on securities totaled $278.3 million ($208.7 million, net of tax); unrealized losses in AOCI on HTM securities totaled $81.9 million (61.1 million, net of tax) Highlights $2.35 Billion Note: As of September 30, 2023 at amortized cost

18 Non-Owner Occupied CRE – Term* and Office Non-Owner Occupied CRE – Term* 16% 10% 9% 18%9% 10% 20% 8% Warehouse/Industrial Hotels Self Storage Multi-family Medical Office Office (non-medical) Retail Senior Housing • 29.7% of total loans • Non-performing loans of 0.27% • No 30-89 days past due Note: As of September 30, 2023. LTV is calculated using the most recent appraisal available. *Excludes construction • Average loan size of $1.9 million • Weighted average LTV of 56.6% • $356 million portfolio • 0.10% past due or nonaccrual • Average loan size of $1.0 million • Weighted average LTV of 57.3% Office (non-medical)

19 Construction Note: As of September 30, 2023; LTV is calculated using the most recent appraisal available. 21% 8% 34% 6% 4% 12% 11% 1% 3% 1-4 Family Commercial Owner-Occupied Multi-family Office Retail Self Storage Warehouse / Industrial Hotels Senior Housing Composition Highlights • 11.6% of total loans • Past due loans of 0.03% • Average loan size of $2.0 million • Weighted average LTV of 59.0%

20 ACL / Loss Absorption ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans Commercial, Financial, Agricultural 41,283$ 2.38 44,444$ 2.44 Lease Financing Receivables 2,480 2.03 3,355 2.78 Real Estate - 1-4 Family Mortgage 46,799 1.40 45,878 1.35 Real Estate - Commercial Mortgage 75,335 1.43 75,154 1.41 Real Estate - Construction 19,125 1.39 19,656 1.40 Installment loans to individuals 9,369 8.62 9,286 8.60 Allowance for Credit Losses on Loans 194,391 1.63 197,773 1.63 Allowance for Credit Losses on Deferred Interest 1,231 1,245 Reserve for Unfunded Commitments 17,618 16,918 Total Reserves 213,240 215,936 Purchase Accounting Discounts 11,005 9,714 Total Loss Absorption Capacity 224,245$ 225,650$ 9/30/20236/30/2023

21 Mortgage Banking MixMortgage Banking Income Gain on sale margin* *Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above ($ in thousands) 3Q22 2Q23 3Q23 Gain on sales of loans, net 5,263$ 4,646$ 3,297$ Fees, net 2,405 2,859 2,376 Mortgage servicing income, net 5,007 2,266 1,860 Mortgage banking income, net 12,675$ 9,771$ 7,533$ 1.03% 1.64% 1.15% 1.66% 1.55% 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 $0.6 $0.5 $0.6 $0.6 $0.5 $- $0 $0 $0 $0 $1 $1 $1 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Locked Volume (in billions) (in %) 3Q22 2Q23 3Q23 Wholesale 34 42 46 Retail 66 58 54 Purchase 81 91 90 Refinance 19 9 10